[EXECUTION COPY]





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                        NEW WORLD RESTAURANT GROUP, INC.



                              STANDSTILL AGREEMENT








                                  June 17, 2003

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                                TABLE OF CONTENTS


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1.       STANDSTILL; WARRANT ISSUANCE..........................................2

2.       REPRESENTATIONS AND WARRANTIES BY THE COMPANY.........................3
         2.1      ORGANIZATION AND AUTHORITY OF THE COMPANY....................3
         2.2      AUTHORITY OF THE COMPANY.....................................3
         2.3      NO CONFLICTS; CONSENTS OF THIRD PARTIES......................4
         2.4      CAPITALIZATION...............................................4
         2.5      NO OTHER DEFAULTS............................................4
         2.6      ISSUANCE OF ADDITIONAL WARRANTS..............................4
         2.7      EXERCISE OF WARRANTS.........................................4
         2.8      RESERVATION OF COMMON STOCK..................................4

3.       REPRESENTATIONS AND WARRANTIES BY THE IRN HOLDERS.....................6
         3.1      ORGANIZATION AND AUTHORITY OF SUCH IRN HOLDER................6
         3.2      AUTHORITY OF SUCH IRN HOLDER.................................6
         3.3      NO CONFLICTS; CONSENTS OF THIRD PARTIES......................6
         3.4      OWNERSHIP....................................................7

4.       FURTHER AGREEMENTS OF THE PARTIES.....................................7
         4.1      TRANSFER OF EXISTING NOTES...................................7
         4.2      LIMITED RELEASE..............................................7
         4.3      ACCRUED INTEREST; INTEREST RATE; PRINCIPAL AMOUNT...........10
         4.4      INTEREST THROUGH JULY 15, 2003..............................11
         4.5      CERTAIN MATTERS RELATING TO THE WARRANTS....................11
         4.6      FEES AND EXPENSES...........................................11
         4.7      FURTHER ASSURANCES..........................................11
         4.8      INDENTURE IN FULL FORCE AND EFFECT; NO WAIVER...............11
         4.9      ISSUANCE OF WARRANTS........................................11
         4.10     OTHER HOLDERS...............................................11
         4.11     OTHER TRANSACTIONS..........................................11

5.       CONDITIONS...........................................................12

6.       MISCELLANEOUS........................................................12
         6.1      ENTIRE AGREEMENT............................................12
         6.2      HEADINGS....................................................12
         6.3      GOVERNING LAW...............................................12
         6.4      SEPARABILITY................................................12
         6.5      WAIVER......................................................13

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         6.6      ASSIGNMENT..................................................13
         6.7      JURISDICTION................................................13
         6.8      NO THIRD PARTY BENEFICIARIES................................13
         6.9      COUNTERPARTS................................................13

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                             STANDSTILL AGREEMENT

    STANDSTILL AGREEMENT, dated as of June 17, 2003, among New World Restaurant Group, Inc., a Delaware corporation (the "COMPANY"), Bruce E & Robbi S Toll Foundation ("BET FOUNDATION"), Bruce E. Toll ("TOLL"), BET Associates, L.P. ("BET ASSOCIATES"), Bruce E. Toll Family Trust ("TOLL TRUST"), Scott's Cove Special Credits Master Fund, Inc. ("SCSCMF"), Scott's Cove Special Credits Fund I, L.P. ("SCSCF"), GSC Capital ("GSC"), Royal Bank of Canada ("RBC"), Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., Tinicum Partners, L.P. and Farallon Capital Offshore Investors, Inc. (collectively, "FARALLON"), and such other holders of the Existing Notes (as defined below) that execute a signature page to this Agreement (collectively with BET Foundation, Toll, BET Associates, Toll Trust, SCSCMF, SCSCF, GSC, RBC and Farallon, the "IRN HOLDERS").

                                    RECITALS

    A. The Company called its senior secured increasing rate notes due 2003 (the "EXISTING NOTES") for redemption on June 10, 2003. The Company has not redeemed the Existing Notes, and as a result the Company is in payment default of the Notes and the Indenture dated as of June 19, 2001, as supplemented (the "INDENTURE"), by and among the Company, the subsidiary guarantors named therein (the "SUBSIDIARY GUARANTORS") and The Bank of New York (as successor in interest to the corporate trust business of United States Trust Company of New York), as trustee (the "TRUSTEE"), pursuant to which the Existing Notes were issued.

    B. Each of the IRN Holders holds Existing Notes having an aggregate principal amount set forth opposite such IRN Holder's name on SCHEDULE 3.4 hereof.

    C. The Company is seeking to refinance its Existing Notes and, in connection therewith, is engaged in negotiations with respect to (i) an offering pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended, of $160.0 million of senior secured notes due 2008 and (ii) a new senior revolving credit facility secured by substantially all of the assets of the Company and its subsidiaries, other than certain inactive subsidiaries (the "REFINANCING").

    D. The Company does not want any of the IRN Holders to take any action to enforce any of its rights and remedies in respect of the Existing Notes against the Company, either directly or indirectly by so instructing the Trustee, for a specified period of time so that the Company can continue its efforts to complete the Refinancing, and the IRN Holders are willing not to take any such action against the Company for a specified period of time in respect of the Violations (as defined below) in exchange for the issuance to such IRN Holders of Additional Warrants (as defined below) and additional interest pursuant to
Section 4.4 hereof.

                                    AGREEMENT

    In consideration of the premises and the mutual covenants and the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

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1. STANDSTILL; WARRANT ISSUANCE.

         (a) STANDSTILL. Subject to the terms and conditions of this Agreement, notwithstanding any provision of the Existing Notes, the Indenture or the Collateral Agreements (as defined in the Indenture), each of the IRN Holders hereby agrees during the Standstill Period, not to exercise any of the their rights or remedies under the Existing Notes or the Indenture with respect to the Violations; PROVIDED, HOWEVER, that nothing in this Agreement shall be deemed to be a waiver of any rights or remedies relating to any breach, default, event of default, Default (as defined in the Indenture) or Event of Default (as defined in the Indenture) under the Indenture, the Existing Notes or any of the Collateral Agreements or under any other agreement or document, other than the Violations. For the avoidance of doubt, the failure to pay interest on the Existing Notes on July 15, 2003 will be a Default and Event of Default.

         (b) DEFINITIONS. For purposes of this Agreement, the following terms have the following meanings:

              (i) "STANDSTILL PERIOD" means the period from the date of this Agreement, through the earliest to occur of (A) July 15, 2003, (B) immediately prior to the date on which a Proceeding (as defined below) with respect to the Company or any of its subsidiaries is commenced, other than by an IRN Holder in violation of this Agreement, (C) the date on which any Default or Event of Default, other than the Violations, shall occur, and (D) the date on which the Company or any of its subsidiaries breaches any provision of this Agreement, the Warrant Agreement (as defined below), the warrants issued under the Warrant Agreement prior to the date of this Agreement (the "EXISTING WARRANTS", and together with the Additional Warrants, the "WARRANTS") or the Additional Warrants.

              (ii) "PROCEEDING" means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a person.

              (iii) "VIOLATIONS" means each of the following, to the extent they have occurred prior to the date of this Agreement, (A) the Defaults and Events of Default under the Indenture set forth on SCHEDULE 1(b) hereof (the "SCHEDULE OF DEFAULTS"), (B) the Company's failure to pay interest on the Existing Notes on June 15, 2003, and (C) the breaches, defaults, events of default, Defaults and Events of Default under the Indenture, the Existing Notes, any Collateral Agreements, the Warrant Agreement, the Warrants or under any agreement or document of the Company relating to indebtedness of the Company or any of its subsidiaries resulting from or triggered by, any of the matters or items referred to in clauses (A) or (B) above.

         (c) WARRANT ISSUANCE. In consideration of the agreements by the IRN Holders in this Agreement, simultaneously with the execution of this Agreement, the Company shall issue to each IRN Holder additional warrants under the Warrant Agreement (the "ADDITIONAL WARRANTS") to purchase an aggregate number of shares of Common Stock equal to the product of (i)

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11,309,994, multiplied by (ii) such IRN Holders' Warrant Percentage (as defined below). The Company and the IRN Holders agree that each IRN Holder shall receive Additional Warrants under this Section 1(c) to purchase an aggregate number of shares of Common Stock as set forth opposite such IRN Holder's name on SCHEDULE 1(c) hereof.

         For purposes of this Agreement

              (i) "REQUIRED PERCENTAGE" means as of any date, the sum of (A) 31%, plus (B) such additional percentage of Common Stock, if any, required to be issued pursuant to Section 4.28(c) of the Indenture as of such date. For the avoidance of doubt, the Required Percentage as of the date of this Agreement is 31%.

              (ii) "FULLY-DILUTED SHARES OF COMMON STOCK" means, as of the time of determination, all issued and outstanding shares of Common Stock and all shares of Common Stock issuable upon conversion or exercise of any rights, options, warrants or other securities convertible into or exercisable for shares of Common Stock, including, without limitation, convertible preferred stock of the Company, if any, and the Warrants, in each case, taking into account all anti-dilution provisions of such rights, options, warrants and securities.

              (iii) "WARRANT PERCENTAGE" for an IRN Holder is the percentage obtained by dividing (A) the aggregate principal amount of Existing Notes held by such IRN Holder, by (B) the aggregate principal amount of all outstanding Existing Notes (not including any Existing Notes held by the Company or its subsidiaries, if any).

2. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to the IRN Holders as follows:

    2.1 ORGANIZATION AND AUTHORITY OF THE COMPANY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full power, right and authority to enter into and perform this Agreement in accordance with its terms and to own, lease and operate its properties as it now does and to carry on its business as it is presently being conducted.

    2.2 AUTHORITY OF THE COMPANY. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by each of the other parties to this Agreement, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency,

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fraudulent conveyance, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally now or hereafter in effect and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

    2.3 NO CONFLICTS; CONSENTS OF THIRD PARTIES.

    (a) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement will not
(i) conflict with the certificate of incorporation or by-laws of the Company;
(ii) conflict with, or result in the breach or termination of, or constitute a default under any material lease, agreement, commitment or other instrument, or any material order, judgment or decree, to which the Company is a party or by which the Company, any of its subsidiaries or any of their respective assets or properties is bound or affected; (iii) constitute a breach or violation of any law, regulation, order, writ, judgment, injunction or decree applicable to the Company, any of its subsidiaries or any of their respective assets or properties; or (iv) result in the creation of any claim, lien, security interest, charge or encumbrance upon any of the capital stock of the Company or upon any assets of the Company or any of its subsidiaries.

    (b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement will not, require any consent, approval, authorization of, or declaration or filing with any governmental body, court or other person or entity.

    2.4 CAPITALIZATION.

    (a) The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock and 2,000,000 shares of preferred stock, par value $0.001 per share. As of June 15, 2003, (i) 51,016,857 shares of Common Stock were issued and outstanding, (ii) no shares of Common Stock were held in the treasury of the Company, (iii) 94,349.053 shares of Series F Preferred Stock were issued and outstanding (including 16,093.883 shares representing accrued and unpaid dividends due on outstanding shares of Series F Preferred Stock), (iv) no shares of Series F Preferred Stock were held in the treasury of the Company, (v) 25,000 shares of Series D Preferred Stock of the Company, par value $0.001 per share, were designated, (vi) no shares of Series D Preferred Stock were issued and outstanding, (vii) 500,000 shares of Series C Convertible Preferred Stock of the Company, par value $0.001 per share, were designated, (viii) no shares of Series C Convertible Preferred Stock were issued and outstanding, (ix) 225 shares of Series B Convertible Preferred Stock of the Company, par value $0.001 per share, were designated, (x) no shares of Series B Convertible Preferred Stock were issued and outstanding, (xi) 400 shares of Series A Convertible Preferred Stock of the Company, par value $0.001 per share, were designated, (xii) no shares of Series A Convertible Preferred Stock were issued and outstanding, (xiii) 5,266,442 shares of Common Stock were reserved for issuance pursuant to outstanding options, and (xiv) 58,133,784 shares of Common Stock were reserved for issuance pursuant to outstanding warrants. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable.

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    (b) SCHEDULE 2.4(b) sets forth a true and complete list of each current or former employee, officer, director or consultant of the Company or any of its subsidiaries who holds an option ("OPTIONS") to purchase Common Stock as of June 15, 2003, together with the number of shares of Common Stock subject to such option, the date of grant of such Option, the exercise price of such Option, the expiration date of such Option, the vesting schedule for such Option.

    (c) SCHEDULE 2.4(c) sets forth a true and complete list of all warrants, rights and other securities convertible into or exchangeable or exercisable for, Common Stock (other than Options) as of June 15, 2003, together with the number of shares of Common Stock subject to such warrant, right or security, the date of grant of such warrant, right or security, the exercise or conversion price of such warrant, right or security and the expiration date of such warrant, right or security.

    (d) Except as set forth on SCHEDULE 2.4(b), 2.4(c) or 2.4(d) and as contemplated by this Agreement, there are no securities, Options, warrants, calls, rights, commitments, agreements, arrangements or preemptive rights relating to the issued or unissued capital stock of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to issue, transfer, deliver or sell, or cause to be issued, transferred, delivered or sold, any shares of capital stock of, or any securities directly or indirectly convertible into or exercisable or exchangeable for any shares of capital stock of, the Company or any of its subsidiaries.

    (e) No holder of any securities of the Company is entitled to any anti-dilution or similar protections or rights, except with respect to the securities set forth on SCHEDULE 2.4(e).

    (f) The sum of (i) the 11,309,994 shares of Common Stock that may be purchased pursuant to the Additional Warrants issued pursuant to Section 1(c), plus (ii) all of the shares of Common Stock that may be purchased pursuant to all of the Existing Warrants, represents 31% of the Fully-Diluted Shares of Common Stock of the Company as of the date of this Agreement.

    2.5 NO OTHER DEFAULTS. Except for the Violations, the Company is not in breach of or default under, and no Default, event of default or Event of Default exists under, the Indenture, the Existing Notes, the Collateral Agreements, the Warrant Agreement, the Warrants or any other agreement or document of the Company relating to indebtedness of the Company or any of its subsidiaries.

    2.6 ISSUANCE OF ADDITIONAL WARRANTS. The Additional Warrants issued to the IRN Holders pursuant to this Agreement will have the terms and provisions set forth in the Warrant Agreement. Upon delivery to the IRN Holders of the warrant certificates representing the Additional Warrants for the issuance, sale, transfer, assignment, conveyance and delivery to the IRN Holders hereunder, the IRN Holders will become the sole record owners of such Additional Warrants and good and marketable title to such Additional Warrants will pass to the IRN Holders, free and clear of any liens, claims, encumbrances, security interests, taxes, options, charges and transfer restrictions of any kind, except for those created by the Warrant Agreement and applicable securities laws.

    2.7 EXERCISE OF WARRANTS. Upon the exercise of the Warrants in accordance with their

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terms, the person or entity exercising such Warrants will become the sole record owner of the shares of Common Stock issuable upon such exercise and good and marketable title to such shares of Common Stock will pass to the person or entity exercising such Warrant, free and clear of any liens, claims, encumbrances, security interests, taxes, options, charges and transfer restrictions of any kind, except for those created by applicable securities laws, and such shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

    2.8 RESERVATION OF COMMON STOCK. The Company has a sufficient number of authorized but unissued shares of Common Stock, free from preemptive rights, so that the Company will at all times have a sufficient number of authorized but unissued shares of Common Stock to issue upon the exercise in full of all of the Existing Warrants and the Additional Warrants to be issued under Section 1(c) of this Agreement.

3. REPRESENTATIONS AND WARRANTIES BY THE IRN HOLDERS. Each of the IRN Holders severally and not jointly, with respect to itself only, represents and warrants to the Company as follows:

    3.1 ORGANIZATION AND AUTHORITY OF SUCH IRN HOLDER. Such IRN Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Such IRN Holder has the full power, right and authority to enter into and perform this Agreement in accordance with its terms.

    3.2 AUTHORITY OF SUCH IRN HOLDER. Such IRN Holder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by such IRN Holder and the consummation by such IRN Holder of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary action on the part of such IRN Holder, and no other proceedings on the part thereof are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by such IRN Holder and, assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of such IRN Holder, enforceable against such IRN Holder in accordance with its terms, except as enforceability may be limited by
(i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally now or hereafter in effect and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

    3.3 NO CONFLICTS; CONSENTS OF THIRD PARTIES.

    (a) The execution, delivery and performance of this Agreement by such IRN Holder and the consummation of the transactions contemplated by this Agreement will not (i) conflict with the constitutive agreements of such IRN Holder; (ii) conflict with, or result in the breach or termination of, or constitute a default under any material lease, agreement, commitment or other instrument, or any material order, judgment or decree, to which such IRN Holder, is a party or by which it is bound; or (iii) constitute a violation by such IRN Holder of any law, regulation, order, writ, judgment, injunction or decree applicable to it.

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

    (b) The execution and delivery of this Agreement by such IRN Holder does not, and the performance of this Agreement by such IRN Holder and the consummation by such IRN Holder of the transactions contemplated by this Agreement will not, require any consent, approval, authorization of, or declaration or filing with any governmental body, court or other person or entity.

    3.4 OWNERSHIP. Such IRN Holder owns Existing Notes with the aggregate principal amount set forth opposite its name on SCHEDULE 3.4.

    4. FURTHER AGREEMENTS OF THE PARTIES.

    4.1 TRANSFER OF EXISTING NOTES. During the Standstill Period, none of the IRN Holders shall sell, transfer, assign, pledge or otherwise dispose of its Existing Notes, unless the transferee agrees, in writing, to be bound by the terms of this Agreement.

    4.2 LIMITED RELEASE.

    (a) So long as (i) the Company issues Additional Warrants to the IRN Holders as required by Section 4.5, and (ii) the Company does not breach this Agreement, each IRN Holder fully and unconditionally releases and discharges the Company and its subsidiaries from all claims or causes of action, whether known or unknown, which it ever had or now has relating to the number of warrants to purchase Common Stock to be issued to it pursuant to the terms of the Warrant Agreement, dated as of June 19, 2001, as amended between the Company and The Bank of New York (as successor in interest to the corporate trust business of United States Trust Company of New York), as warrant agent (the "WARRANT AGREEMENT"), or any agreement or other document executed in connection therewith.

    (b) With respect to each IRN Holder, so long as such IRN Holder does not breach this Agreement, the Company fully and unconditionally releases and discharges such IRN Holder from all claims or causes of action, whether known or unknown, which it ever had or now has relating to the number of Warrants to purchase Common Stock to be issued to it pursuant to the terms of the Warrant Agreement, or any agreement or other document executed in connection therewith.

    4.3 ACCRUED INTEREST; INTEREST RATE; PRINCIPAL AMOUNT.

    (a) The Company and each of the IRN Holders hereby acknowledges and agrees that the aggregate amount of accrued and unpaid interest and Additional Interest (as defined in the Indenture) payable on the Existing Notes as of (a) June 15, 2003 will be an amount equal to $6,650,000.00 (the "JUNE 15 AMOUNT"), and (b) July 15, 2003, will be an amount equal to (i) $2,216,666.67, plus (ii) the June 15 Amount (if the June 15 Amount is unpaid), plus (iii) interest on the June 15 Amount (if the June 15 Amount is unpaid), from June 15, 2003 to July 15, 2003 in the amount of $105,291.67.

    (b) In addition, the Company and each of the IRN Holders hereby acknowledges and agrees that as required by the Registration Rights Agreement (the "REGISTRATION RIGHTS

AGREEMENT"), dated June 19, 2001 between the Company and Jefferies & Company, Inc., the annual interest rate on the Existing Notes for all purposes of the Indenture and the Existing Notes is 18%, plus 1% (as required by Section 4(a) of the Registration Rights Agreement) for an aggregate interest rate of 19% per annum.

    (c) The Company and each of the IRN Holders hereby acknowledges and agrees that (i) the aggregate principal amount that is due and owing on the Existing Notes as of the date of this Agreement is $140,000,000 (such amount being the "OUTSTANDING PRINCIPAL AMOUNT"), and (ii) that the Outstanding Principal Amount is due and owing by the Company as of the date of this Agreement, without set-off, counterclaim, defenses or other deduction of any kind.

    4.4 INTEREST THROUGH JULY 15, 2003. The Company hereby covenants and agrees that notwithstanding any provision of this Agreement, the Indenture or the Existing Notes to the contrary, in the event that the Company shall pay the redemption price in full for the Existing Notes or otherwise redeem or repay the Existing Notes prior to July 15, 2003, in addition to the amounts required to be paid by the Company pursuant to the Indenture and the Existing Notes, the Company shall be required to pay to the IRN Holders an additional amount in cash equal to the amount of interest that would have accrued on the Existing Notes from the actual date of redemption or repayment, through July 15, 2003.

    4.5 CERTAIN MATTERS RELATING TO THE WARRANTS.

    (a) (i) Subject to the provisions of Section 4.5(a)(ii) below, the Company hereby covenants and agrees that in the event that on any date during the period from the date of this Agreement through June 15, 2006, a Warrant Shortfall (as defined below) shall occur, the Company shall from time to time issue to each IRN Holder Additional Warrants to purchase an aggregate number of shares of Common Stock equal to the product of (A) the Per Dollar of Existing Note Amount (as defined below), multiplied by (B) the aggregate principal amount of Existing Notes held by such IRN Holder as of such date.

    For purposes of this Agreement:

         (A) "WARRANT SHORTFALL" means as of any date, that (x) the Required Share Number (as defined below) as of such date, is greater than (y) the Aggregate Warrant Share Number (as defined below) as of such date.

         (B) "REQUIRED SHARE NUMBER" means as of any date, the Required Percentage as of such date of the Fully-Diluted Shares of Common Stock of the Company as of such date.

         (C) "AGGREGATE WARRANT SHARE NUMBER" means as of any date, the aggregate number of shares of Common Stock that may be purchased pursuant to all Warrants that have ever been issued under the Warrant Agreement (for purposes of this calculation, including all Warrants that have been exercised or transferred and whether or not such Warrants are then held by any IRN Holder).

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

         (D) "SHORTFALL AMOUNT" means a number of shares of Common Stock equal to (x) the Required Share Number as of such date, minus (y) the Aggregate Warrant Share Number as of such date.

         (E) "PER DOLLAR OF EXISTING NOTE AMOUNT" means as of any date, (x) the Shortfall Amount, divided by (y) 140,000,000.

    (ii) Notwithstanding the provisions of Section 4.5(a)(i) above, so long as the Company shall have actually issued all of the Warrants the Company is required to issue under the Indenture, the Warrant Agreement and this Agreement as of the date of a Qualified Recapitalization (as defined below), then from and after the date on which a Qualified Recapitalization shall occur, the Company shall no longer be required to issue any further Additional Warrants to the IRN Holders hereunder; PROVIDED, HOWEVER, that notwithstanding the occurrence of a Qualified Recapitalization, the Company shall be required to issue and deliver all Warrants to the Warrant Agent (as defined in the Warrant Agreement) in the manner required by the Warrant Agreement that the Company was required to issue and deliver on or prior to the date of the Qualified Recapitalization under the Indenture, the Warrant Agreement or this Agreement. The Company will use its best efforts to cause the Warrant Agent to transfer the Additional Warrants to DTC, to cause DTC to transfer the Additional Warrants to its participants and to otherwise assist the IRN Holders in receiving the Additional Warrants from the Warrant Agent and DTC.

    For purposes of this Agreement, a "QUALIFIED RECAPITALIZATION" means a debt refinancing and a recapitalization of the equity capital of the Company consummated on or prior to the "drop-dead" or termination date specified for such transaction in the definitive documentation for such refinancing and recapitalization on substantially the following terms (or on such other terms as IRN Holders holding a majority in principal amount of the Existing Notes held by the IRN Holders may otherwise agree in their sole discretion):

         (i) the Company will issue $160 million aggregate principal amount of 13%, 5 year debt, with no equity component;

         (ii) the Company will enter into a $15 million revolving credit facility on terms and conditions no less favorable to the Company than the terms and conditions set forth on SCHEDULE 4.5(a);

         (iii) certain holders of the Series F Preferred Stock of the Company will convert all of their shares of Series F Preferred Stock of the Company, and all of their Common Stock and warrants to purchase Common Stock into shares of a newly-issued non-interest bearing preferred security of the Company, having an aggregate face amount of $57 million which is redeemable by the Company in 5-1/2 years or later;

         (iv) the obligations of the Company and New World EnbcDeb Corp. under the Note Purchase and Security Agreement dated June 19, 2001, as amended, by and among the Company, New World EnbcDeb Corp. and Jefferies & Company, Inc. and the secured increasing rate notes of New World EnbcDeb Corp. (approximately $4.5 million) will be converted into approximately 5% of the Common Stock;

         (v) all remaining holders of Series F Preferred Stock of the Company will convert all of the remaining shares of Series F Preferred Stock of the Company (approximately $57 million) into approximately 82% of the Common Stock; and

         (vi) all other Common Stock, options, rights, warrants (including the Warrants) and equity securities of the Company will represent approximately 13% of the Common Stock. Immediately following the Qualified Recapitalization, the holders of the Warrants will hold an aggregate number of shares of Common Stock and/or Warrants to purchase shares of Common Stock equal to the product of (A) the Required Percentage, multiplied by (B) 13%.

    (b) The Company and each of the IRN Holders agrees that nothing in this Agreement shall be deemed to be a waiver, release, modification or discharge of the Company's obligations under Section 4.28(c) of the Indenture and that notwithstanding any provision of this Agreement, the Indenture, the Warrant Agreement or the Warrants to the contrary, for so long as one or more Existing Notes remain outstanding, the Company shall be required to issue additional Warrants to the IRN Holders as provided in such Section 4.28(c) of the Indenture.

    (c) The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock for issuance upon the exercise in full of all of the Warrants, free from preemptive rights, such number of shares of Common Stock for which the Warrants may be from time to time be exercisable; PROVIDED, HOWEVER, that in the event that the Company shall not have a sufficient number of authorized and unissued shares of Common Stock reserved for issuance upon the exercise in full of the Warrants, the Company shall use its best efforts to promptly obtain the approval of its board of directors and shareholders (and any other required person or entity) to increase the amount of authorized shares of Common Stock of the Company such that the Company has a sufficient number of authorized but unissued shares of Common Stock for issuance upon the exercise in full of all of the Warrants, free from preemptive rights.

    (d) The Company will not, by amendment of its charter documents, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale or transfer of assets or any other voluntary or involuntary action, (i) avoid or seek to avoid the observance or performance of any of the terms of the Warrants or this Agreement to be observed or performed by the Company, (ii) materially and adversely affect the rights of the IRN Holders in respect of the Warrants, or (iii) directly or indirectly, create or otherwise cause or suffer to exist or become effective, any restriction or encumbrance on the ability of the Company to perform and comply with its obligations under the Warrants. The Company will at all times in good faith assist in the carrying out of all of the terms and provisions of the Warrants and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the IRN Holders under the Warrants.

    (e) If and so long as any Common Stock issuable upon the exercise of the Warrants is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of

Common Stock issuable upon exercise of the Warrants.

    4.6 FEES AND EXPENSES. The Company shall be responsible for and reimburse the IRN Holders for all of the fees and expenses, in an aggregate amount not in excess of $50,000, incurred by the IRN Holders, including, without limitation, the fees and expenses of counsel to the holders of a majority of the principal amount of the Existing Notes, accountants and other advisors, in connection with the negotiation, drafting and preparation of this Agreement and the performance of their obligations hereunder, and in connection with any and all financing alternatives and similar transactions that have been proposed to the Company.

    4.7 FURTHER ASSURANCES. At any time and from time to time after the date of this Agreement, each of the parties shall, without further consideration, execute and deliver or cause to be executed and delivered to the other parties such additional instruments, and shall take such other action as the other parties may reasonably request to carry out the transactions contemplated by this Agreement.

    4.8 INDENTURE IN FULL FORCE AND EFFECT; NO WAIVER. Notwithstanding any other provision of this Agreement, each party acknowledges and agrees that the Indenture remains in full force and effect, without waiver or modification, and shall remain in full force and effect. No provision hereof shall preclude any of the IRN Holders from exercising any and all rights and/or remedies available to it under the Existing Notes, the Indenture, the Warrant Agreement, the Warrants or otherwise from and after the time immediately preceding the commencement of a Proceeding with respect to the Company or any of its subsidiaries by the Company, any holder of Existing Notes other than an IRN Holder in violation of this Agreement or any other person or entity.

    4.9 ISSUANCE OF WARRANTS. The Company shall not redeem, retire or repay any of the Existing Notes unless and until the Company shall have actually issued to the Warrant Agent in the manner required by the Warrant Agreement all of the Warrants that the Company was or is required to issue and deliver under the Indenture, the Warrant Agreement or this Agreement through the date of such redemption, retirement or repurchase of the Existing Notes. The Company will use its best efforts to cause the Warrant Agent to transfer the Warrants to DTC, to cause DTC to transfer the Warrants to its participants and to otherwise assist the IRN Holders in receiving the Warrants from the Warrant Agent and DTC.

    4.10 OTHER HOLDERS. The Company shall promptly hereafter offer to execute this Agreement with all of the holders of the Company's Existing Notes.

    4.11 OTHER TRANSACTIONS. In the event that the Company shall enter into any transaction with any holder of Existing Notes (each, a "HOLDER") which transaction contains a term or terms that are more favorable to the Holder than the terms of this Agreement, the Warrant Agreement or the Warrants, then each IRN Holder shall have the option (at such IRN Holder's election) to have such more favorable term or terms apply to, and be incorporated into, the terms of this Agreement, the Warrants Agreement and the Warrants. The Company shall give the IRN Holders written notice stating all of the terms and conditions of all transactions between the Company and a Holder or Holders in writing at least two business days before entering into or consummating any such transaction.

5. CONDITIONS. The provisions of Section 1(a) and 4.2 of this Agreement shall not be effective unless and until the following conditions shall be satisfied:

         (a) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. All of the representations and warranties of the Company in this Agreement shall be true and correct in all respects and the Company shall have performed and complied with all of its covenants and other obligations contained in this Agreement

         (b) ADDITIONAL WARRANTS. The Company shall have issued and delivered to the Warrant Agent in the manner required by the Warrant Agreement, all of the Additional Warrants that the Company is required to issue to the IRN Holders on the date of this Agreement.

         (c) SECRETARY'S CERTIFICATE. The IRN Holders shall have received a certificate of the secretary of the Company with respect to (i) the certificate of formation of the Company, (ii) the bylaws of the Company,
    (iii) the resolutions of the board of directors of the Company approving this Agreement and the other documents to be delivered by the Company under this Agreement and the performance of the obligations of the Company hereunder, and (iv) the names and true signatures of the officers of the Company authorized to sign this Agreement and the other documents to be delivered by it under the Agreement.

         (d) OPINION OF COUNSEL. The IRN Holders shall have received an opinion of Proskauer Rose LLP, counsel for the Company in form and substance satisfactory to the IRN Holders.

6. MISCELLANEOUS.

    6.1 ENTIRE AGREEMENT. This Agreement, the Warrant Agreement and the Warrants to be issued hereunder, including the schedules, contains a complete statement of all the arrangements among the parties with respect to its subject matter, supersedes any previous agreements among them relating to that subject matter and cannot be changed or terminated orally. Except as specifically set forth in this Agreement, the Warrant Agreement and the Warrants, there are no representations or warranties by any party in connection with the transactions contemplated by this Agreement.

    6.2 HEADINGS. The section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

    6.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

    6.4 SEPARABILITY. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

    6.5 WAIVER. Any party may waive compliance by any other party with any provision of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege.

    6.6 ASSIGNMENT. Except as provided in Section 4.1, no party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other parties.

    6.7 JURISDICTION. The courts of the State of New York in New York county and the United States District Court for the Southern District of New York shall have exclusive jurisdiction over the parties with respect to any dispute or controversy among them arising under or in connection with this Agreement and, by execution and delivery of this Agreement, each of the parties to this Agreement submits to the jurisdiction of those courts, waives any objection to such jurisdiction on the grounds of venue or forum non conveniens, the absence of any personal or subject matter jurisdiction and any similar grounds, consents to service of process by mail or any other manner permitted by law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. These consents to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

    6.8 NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights in favor of any person not a party to this Agreement.

    6.9 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be considered an original and all of which shall be considered a single instrument.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers or authorized representatives as of the date first written above.

                           NEW WORLD RESTAURANT GROUP, INC.



                           By: _______________________
                               Name:
                               Title:


                           BRUCE E & ROBBI S TOLL FOUNDATION



                           By: _______________________
                               Name:
                               Title:


                           ____________________________
                           Bruce E. Toll


                           BET ASSOCIATES, L.P.



                           By:_____________________________________
                              Name:
                              Title:


                           BRUCE E. TOLL FAMILY TRUST



                           By:_____________________________________
                              Name:
                              Title:

                           SCOTT'S COVE SPECIAL CREDITS MASTER FUND, INC.

                           By:  Scott's Cove Capital Management, LLC, as
                               investment adviser



                           By:_______________________________________
                              Philip S. Schaeffer
                              Managing Member


                           SCOTT'S COVE SPECIAL CREDITS FUND I, L.P.

                           By:  Scott's Cove Capital Management, LLC, as
                               investment adviser



                           By:_______________________________________
                              Philip S. Schaeffer
                              Managing Member

                           GSC CAPITAL



                           By:_______________________________________
                              Name:
                              Title:


                           ROYAL BANK OF CANADA

                           By:  RBC Dominion Securities Corp. as agent



                           By:_______________________________________
                              Name:
                              Title:

                           FARALLON CAPITAL PARTNERS, L.P.
                           FARALLON CAPITAL INSTITUTIONAL
                             PARTNERS, L.P.
                           FARALLON CAPITAL INSTITUTIONAL
                             PARTNERS II, L.P.
                           FARALLON CAPITAL INSTITUTIONAL
                             PARTNERS III, L.P.
                           TINICUM PARTNERS, L.P.

                           By: Farallon Partners, L.L.C.,
                           their General Partner



                           By: __________________________________
                               Name:
                               Title:


                           FARALLON CAPITAL OFFSHORE
                             INVESTORS, INC.

                           By:  Farallon Capital Management, L.L.C.,
                           its Agent and Attorney-in-Fact



                           By: ______________________________
                               Name:
                               Title: